Exhibit 32.1

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF KEVIN J. ROYCRAFT,
CHIEF EXECUTIVE OFFICER OF ADAMS RESOURCES & ENERGY, INC.

In connection with the quarterly report of Adams Resources & Energy, Inc. (the “Registrant”) on Form 10-Q for the quarterly period ended September 30, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Kevin J. Roycraft, Chief Executive Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	November 10, 2022	By:	/s/ Kevin J. Roycraft
Kevin J. Roycraft
Chief Executive Officer